                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                              THE CHILE FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                              THE CHILE FUND, INC.
                              466 LEXINGTON AVENUE
                                   16TH FLOOR
                            NEW YORK, NEW YORK 10017

                              -------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                    TO BE HELD ON FRIDAY, SEPTEMBER 26, 2003

                               -----------------

TO THE SHAREHOLDERS OF
THE CHILE FUND, INC.:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Meeting") of The Chile Fund, Inc. (the "Fund") will be held at the offices of Credit Suisse Asset Management, LLC, 466 Lexington Avenue, 16th Floor, New York, New York 10017, on Friday, September 26, 2003, commencing at 1:00 p.m., New York time.

    The purpose of the Meeting is to consider and act upon the following proposal and to consider and act upon such other matters as may properly come before the Meeting or any adjournments thereof:

    1.  To elect three (3) directors of the Fund.

    The close of business on Tuesday, August 26, 2003 has been fixed as the record date for the determination of the shareholders of the Fund entitled to notice of, and to vote at, the Meeting.

    This notice and related proxy material are first being mailed on or about August 29, 2003.

                                          By order of the Board of Directors,

                                          /s/ Michael A. Pignataro

                                                 MICHAEL A. PIGNATARO
                                                      SECRETARY

Dated: August 29, 2003
New York, New York

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE MEETING. ACCORDINGLY, PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

                              THE CHILE FUND, INC.
                              466 LEXINGTON AVENUE
                                   16TH FLOOR
                            NEW YORK, NEW YORK 10017

                              -------------------

                            PROXY STATEMENT FOR THE
                         ANNUAL MEETING OF SHAREHOLDERS
                    TO BE HELD ON FRIDAY, SEPTEMBER 26, 2003

                               -----------------

    This Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors (the "Board") of The Chile Fund, Inc. (the "Fund") for use at the Annual Meeting of Shareholders to be held at the offices of Credit Suisse Asset Management, LLC ("CSAM"), 466 Lexington Avenue, 16th Floor, New York, New York 10017 on Friday, September 26, 2003 (commencing at 1:00 p.m.) and at any adjournments thereof (collectively, the "Meeting"). A Notice of Annual Meeting of Shareholders and a proxy card (the "Proxy") accompany this Proxy Statement. Proxy solicitations will be made primarily by mail, but solicitations may also be made by telephone, telegraph or personal interviews conducted by officers or employees of the Fund, CSAM, the investment adviser to the Fund, Bear Stearns Funds Management Inc., the administrator of the Fund (the "Administrator"), or Georgeson Shareholder Communications, Inc. ("Georgeson"), a proxy solicitation firm that has been retained by the Fund and which will receive a fee not to exceed $5,000 and will be reimbursed for its reasonable expenses. All costs of solicitation, including (a) printing and mailing of this Proxy Statement and accompanying material, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of the Fund's shares, (c) payment of Georgeson for its services in soliciting Proxies and (d) supplementary solicitations to submit Proxies, will be borne by the Fund. This Proxy Statement is expected to be mailed to shareholders on or about August 29, 2003.

    The principal executive office of CSAM is 466 Lexington Avenue, 16th Floor, New York, New York 10017. The Administrator has its principal executive office at 383 Madison Avenue, 23rd Floor, New York, New York 10179. CELFIN CAPITAL Servicios Financieros S.A., located at Apoquindo 3721, Piso 19, Santiago, Chile, serves as Chilean investment sub-adviser and Chilean sub-administrator to the Fund.

    The Fund's Annual Report containing audited financial statements for the year ended December 31, 2002 has been previously furnished to all shareholders of the Fund. The Fund's Semi-Annual Report containing unaudited financial statements for the period ended June 30, 2003 accompanies this Proxy Statement. They are not to be regarded as proxy-soliciting material.

    If the enclosed Proxy is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked on the Proxy. If no instructions are marked on the Proxy, the Proxy will be voted "FOR" election of the Board's nominees for director and in accordance with the judgment of the persons named in the proxy on any other matters that may properly come before the Meeting and that are deemed appropriate. Any shareholder giving a Proxy has the right to attend the Meeting to vote his or her shares in person (thereby revoking any prior Proxy) and also the right to revoke the Proxy at any time by written notice received by the Fund prior to the time it is voted.

    A quorum of shareholders is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting, the holders of a majority of the shares present in person or by proxy will have the power to adjourn the Meeting, without notice other than an announcement at the Meeting, until the requisite number of shares entitled to vote at the Meeting is present. In the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of Proxies. Any such adjournment will require the affirmative vote of a majority of the Fund's shares represented at the Meeting in person or by proxy and the persons named as proxies will vote those Proxies that they are entitled to vote "FOR" or "AGAINST" any such proposal in their discretion. Absent the establishment of a subsequent record date and the giving of notice to the holders of record thereon, the adjourned Meeting must take place not more than 120 days after the record date. At such adjourned Meeting, any business may be transacted which might have been transacted at the original Meeting. If a quorum is present, a shareholder vote may be taken on one or more of the proposals in the Proxy Statement prior to any adjournment if sufficient votes have been received and it is otherwise appropriate. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted.

    The election of directors will require the affirmative vote of a plurality of the votes cast at the Meeting in person or by proxy. Because abstentions and broker non-votes are not treated as shares voted, any abstentions and broker non-votes would have no impact on the election of directors.

    The Fund has one class of shares of capital stock, par value $0.001 per share (the "Shares"). On the record date, August 26, 2003, there were 10,139,926 Shares outstanding. Each Share is entitled to one vote at the Meeting, and fractional Shares are entitled to proportionate shares of one vote.

    In order that your Shares may be represented at the Meeting, you are requested to:

    --indicate your instructions on the Proxy;

    --date and sign the Proxy;

    --mail the Proxy promptly in the enclosed envelope;

    --allow sufficient time for the Proxy to be received and processed on or before 1:00 p.m. on September 26, 2003.

                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

    The only proposal to be submitted at the Meeting will be the election of three (3) Directors of the Fund to hold office for the term set forth below and until their successors are elected and qualified.

    The Board is divided into three classes, each class having a term of no more than three years. Each year the term of office of one class expires and the successor or successors elected to such class will serve for a three-year term.

    Enrique R. Arzac and Joseph D. Gallagher, each a Director whose current term expires on the date of this Meeting, have been nominated for a three-year term to expire at the 2006 Annual Meeting of Shareholders. Messrs. Arzac and Gallagher currently serve as Directors of the Fund.

    At a meeting held on August 13, 2003, the Nominating Committee of the Fund nominated Steven N. Rappaport as a Director of the Fund. If elected, Mr. Rappaport will serve a two-year term that expires at the 2005 Annual Meeting of Shareholders.

    Each nominee has indicated an intention to continue to serve if elected and has consented to being named in this Proxy Statement.

    The following tables set forth certain information regarding the nominees for election to the Board, Directors whose terms of office continue beyond the Meeting, and the officers of the Fund. The current terms of office of the Fund's officers will end at the next meeting of the Board of Directors' that is held after the date of this Meeting.

                                                                                        NUMBER OF
                                                                                       PORTFOLIOS
                                                                                         IN FUND
                              POSITION(S)    TERM OF OFFICE          PRINCIPAL           COMPLEX
                               HELD WITH     AND LENGTH OF     OCCUPATION(S) DURING    OVERSEEN BY     OTHER DIRECTORSHIPS
   NAME, ADDRESS AND AGE          FUND        TIME SERVED          PAST 5 YEARS         DIRECTOR        HELD BY DIRECTOR
----------------------------  ------------  ----------------  -----------------------  -----------   -----------------------
NOMINEES FOR DIRECTOR:

Enrique R. Arzac ...........  Director      Since 1996;       Professor of Finance          8        Director of The Adams
 c/o CSAM                                   current term      and Economics, Graduate                Express Company (a
 466 Lexington Avenue                       ends at the 2003  School of Business,                    closed-end investment
 New York, New York                         annual meeting.   Columbia University                    company); Director of
 10017-3140                                                   (since 1971)                           Petroleum and Resources
 Age: 62                                                                                             Corporation (a closed-
                                                                                                     end investment company)

                                                                                        NUMBER OF
                                                                                       PORTFOLIOS
                                                                                         IN FUND
                              POSITION(S)    TERM OF OFFICE          PRINCIPAL           COMPLEX
                               HELD WITH     AND LENGTH OF     OCCUPATION(S) DURING    OVERSEEN BY     OTHER DIRECTORSHIPS
   NAME, ADDRESS AND AGE          FUND        TIME SERVED          PAST 5 YEARS         DIRECTOR        HELD BY DIRECTOR
----------------------------  ------------  ----------------  -----------------------  -----------   -----------------------
Steven N. Rappaport ........  Director      N/A               Partner of Lehigh            47        None
 Lehigh Court, LLC            Nominee                         Court, LLC and RZ
 40 East 52nd Street                                          Capital (private
 New York, New York 10022                                     investment firms) since
 Age: 55                                                      July 2002; Consultant
                                                              to SunGard Securities
                                                              Finance, Inc., from
                                                              February 2002 to July
                                                              2002, President of
                                                              SunGard Securities
                                                              Finance, Inc., from
                                                              July 2001 to February
                                                              2002; President of
                                                              Loanet, Inc. (on-line
                                                              accounting service)
                                                              from 1995 to 2001

Joseph D. Gallagher* .......  Director,     Since 2003;       Managing Director and        49        None
 c/o CSAM                     Chairman of   current term      Chief Executive Officer
 466 Lexington Avenue         the Board,    ends at the 2003  of CSAM since 2003;
 New York, New York           Chief         annual meeting.   Chief Executive Officer
 10017-3140                   Executive                       and Director of Credit
 Age: 40                      Officer and                     Suisse Asset Management
                              President                       Limited, London,
                                                              England, from June 2000
                                                              to 2003; Director of
                                                              Credit Suisse Asset
                                                              Management Funds (UK)
                                                              Limited, London,
                                                              England, from June 2000
                                                              to 2003; Managing
                                                              Director, Head -- Asian
                                                              Corporate Finance and
                                                              M&A's, Credit Suisse
                                                              First Boston, Hong
                                                              Kong, China, from
                                                              January 1998 to May
                                                              1999

INDEPENDENT DIRECTORS:

James J. Cattano ...........  Director      Since 1989;       President, Primary            4        None
 c/o Primary Resources, Inc.                current term      Resources Inc. (an
 55 Old Field Point Road                    ends at the 2005  international trading
 Greenwich, Connecticut                     annual meeting.   and manufacturing
 06830                                                        company specializing in
 Age: 60                                                      the sale of
                                                              agricultural
                                                              commodities throughout
                                                              Latin American markets)
                                                              (since October 1996)

                                                                                        NUMBER OF
                                                                                       PORTFOLIOS
                                                                                         IN FUND
                              POSITION(S)    TERM OF OFFICE          PRINCIPAL           COMPLEX
                               HELD WITH     AND LENGTH OF     OCCUPATION(S) DURING    OVERSEEN BY     OTHER DIRECTORSHIPS
   NAME, ADDRESS AND AGE          FUND        TIME SERVED          PAST 5 YEARS         DIRECTOR        HELD BY DIRECTOR
----------------------------  ------------  ----------------  -----------------------  -----------   -----------------------
George W. Landau ...........  Director      Since 1989;       Senior Advisor, Latin         5        Director of Emigrant
 Two Grove Isle Drive                       current term      America, The Coca-Cola                 Savings Bank; Director
 Coconut Grove, Florida                     ends at the 2004  Company (since 1988)                   of GAM Funds, Inc.
 33133                                      annual meeting.
 Age: 83

INTERESTED DIRECTOR:

William W. Priest, Jr.** ...  Director      Since 1997;       Co-Managing Partner,         53        None
 Steinberg, Priest & Sloane                 current term      Steinberg Priest &
 Capital Management, LLC                    ends at the 2004  Sloane Capital
 12 East 49th Street, 12th                  annual meeting.   Management, LLC since
 Floor New York, New York                                     March 2001; Chairman
 10017                                                        and Managing Director
 Age: 61                                                      of CSAM from 2000 to
                                                              February 2001, Chief
                                                              Executive Officer and
                                                              Managing Director of
                                                              CSAM from 1990 to 2000

                                               POSITION(S) HELD        LENGTH OF              PRINCIPAL OCCUPATION(S)
          NAME, ADDRESS AND AGE                   WITH FUND           TIME SERVED               DURING PAST 5 YEARS
------------------------------------------    ------------------    ----------------    ------------------------------------
OFFICERS:

Hal Liebes ...............................    Senior Vice           Since 1997          Managing Director and Global General
 c/o CSAM                                     President                                 Counsel of CSAM; Associated with
 466 Lexington Avenue                                                                   CSAM since 1997; Officer of other
 New York, New York 10017-3140                                                          Credit Suisse Funds
 Age: 39

Michael A. Pignataro .....................    Chief Financial       Since 1993          Director and Director of Fund
 c/o CSAM                                     Officer and                               Administration of CSAM; Associated
 466 Lexington Avenue                         Secretary                                 with CSAM since 1984; Officer of
 New York, New York 10017-3140                                                          other Credit Suisse Funds
 Age: 43

Rocco A. Del Guercio .....................    Vice President        Since 1997          Vice President and Administrative
 c/o CSAM                                                                               Officer of CSAM; Associated with
 466 Lexington Avenue                                                                   CSAM since June 1996; Officer of
 New York, New York 10017-3140                                                          other Credit Suisse Funds
 Age: 39

Robert M. Rizza ..........................    Treasurer             Since 1999          Assistant Vice President of CSAM
 c/o CSAM                                                                               since January 2001; Administrative
 466 Lexington Avenue                                                                   Officer of CSAM from March 1998 to
 New York, New York 10017-3140                                                          December 2000; Officer of other
 Age: 37                                                                                Credit Suisse Funds

                                               POSITION(S) HELD        LENGTH OF              PRINCIPAL OCCUPATION(S)
          NAME, ADDRESS AND AGE                   WITH FUND           TIME SERVED               DURING PAST 5 YEARS
------------------------------------------    ------------------    ----------------    ------------------------------------
Yaroslaw Aranowicz .......................    Chief Investment      Since 2000          Vice President of CSAM
 c/o CSAM                                     Officer                                   (3/98-present)
 466 Lexington Avenue
 New York, New York 10017-3140
 Age: 39

Emily Alejos .............................    Investment Officer    Since 1999          Director of CSAM (1/99-present);
 c/o CSAM                                                                               Vice President of CSAM (4/97-1/99)
 466 Lexington Avenue
 New York, New York 10017-3140
 Age: 39

------------------------

* Mr. Joseph D. Gallagher is an interested person of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), because he serves as an officer of the Fund's adviser.

** Mr. William W. Priest, Jr. is an interested person of the Fund, as defined in the 1940 Act, because he provided consulting services to CSAM within the last two years.

    Set forth in the table below is the dollar range of equity securities in the Fund and the aggregate dollar range of equity securities in the CSAM Family of Closed-End Investment Companies (as defined below) beneficially owned by each Director.

                                                                             AGGREGATE DOLLAR RANGE OF EQUITY
                                                                            SECURITIES IN ALL FUNDS OVERSEEN BY
                                                                                DIRECTOR IN CSAM FAMILY OF
                                        DOLLAR RANGE OF EQUITY SECURITIES          CLOSED-END INVESTMENT
NAME OF DIRECTOR OR NOMINEE                    IN THE FUND*(1)(2)                    COMPANIES*(1)(3)
---------------------------             ---------------------------------   -----------------------------------
NOMINEES FOR DIRECTOR:
Enrique R. Arzac .....................                C                                   E
Steven N. Rappaport ..................                A                                   D
Joseph D. Gallagher ..................                A                                   A

INDEPENDENT DIRECTORS:
James J. Cattano .....................                C                                   C
George W. Landau .....................                C                                   D

INTERESTED DIRECTOR:
William W. Priest, Jr. ...............                B                                   B

-------------------

*   Key to Dollar Ranges:

A. None

B.  $1 - $10,000

C.  $10,001 - $50,000

D. $50,001 - $100,000

E.  over $100,000

(1) This information has been furnished by each Director as of July 31, 2003. "Beneficial ownership" is determined in accordance with Rule
    16a-1(a)(2) promulgated under the Securities Exchange Act of 1934, as amended (the "1934 Act").

(2) The Fund's directors and officers, in the aggregate, own less than 1% of the Fund's outstanding equity securities.

(3) "CSAM Family of Closed-End Investment Companies" means those registered closed-end investment companies that share CSAM as the investment adviser and that hold themselves out to investors as related companies for purposes of investment and investor services.

    As of July 31, 2003, none of the independent nominees for election to the Board of the Fund, the independent Directors or their immediate family members owned beneficially or of record any class of securities in CSAM or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with CSAM.

    During the year ended December 31, 2002, each Director who was not a director, officer, partner, co-partner or employee of CSAM, the Administrator or any affiliate thereof, received an annual fee of $5,000 and $500 for each meeting of the Board attended by him and was reimbursed for expenses incurred in connection with his attendance at the Fund's Board meetings. The total remuneration paid or accrued by the Fund during the year ended December 31, 2002 to all such unaffiliated directors was $28,500. Each Director entitled to a fee from the Fund receives fifty percent of his annual fee in the form of Fund shares purchased by the Fund's transfer agent in the open market on his behalf.

    During the year ended December 31, 2002, the Board convened 9 times. Each Director attended at least seventy-five percent of the aggregate number of meetings of the Board and any committees on which he served during the period for which he was a Director.

    Messrs. Arzac, Cattano and Landau constitute the Fund's Audit Committee, which is composed of Directors who are not interested persons of the Fund and who are independent (as such term is defined by the New York Stock Exchange, Inc.'s listing standards). The Audit Committee convened twice during the year ended December 31, 2002. The Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting the Fund. The Directors constituting the Fund's Audit Committee also constitute the Fund's Nominating Committee, which is composed of Directors who are not interested persons of the Fund. The Nominating Committee did not meet during the year ended December 31, 2002. The Nominating Committee selects and nominates new independent Directors. The Nominating Committee will consider nominees recommended by shareholders should a vacancy arise. Recommendations should be submitted to the Nominating Committee in care of the Secretary of the Fund. The Fund does not have a compensation committee.

                             AUDIT COMMITTEE REPORT

    Pursuant to the Audit Committee Charter adopted by the Board, the Audit Committee is responsible for conferring with the Fund's independent auditors, reviewing annual financial statements, recommending the selection of the Fund's independent auditors and overseeing the Fund's internal controls. The Fund's Audit Committee charter also contains provisions relating to the pre-approval by the Audit Committee of certain non-audit services to be provided by PricewaterhouseCoopers LLP ("PwC") to the Fund and to CSAM and certain of its affiliates. The Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting the Fund. The independent auditors are responsible for planning and carrying out the proper audits and reviews of the Fund's financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.

    The Audit Committee has met with the Fund's management to discuss, among other things, the Fund's audited financial statements for the year ended December 31, 2002. The Audit Committee has also met with the Fund's independent auditors, PwC, and discussed with them certain matters required by Statement of Auditing Standards No. 61, COMMUNICATIONS WITH AUDIT COMMITTEES, as currently modified or supplemented, including, but not limited to, the scope of the Fund's audit, the Fund's financial statements and the Fund's accounting controls. The Audit Committee has received the written disclosures and the letter from PwC required by the SEC's independence rules delineating relationships between the independent auditors and the Fund and the impact that any such relationships may have on the objectivity and independence of the independent auditors. The Audit Committee has discussed with PwC their independence and has considered whether the provision of services by PwC to the Fund and to CSAM was compatible with maintaining PwC's independence.

    The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent auditors. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Fund's financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

    Based upon these reviews and discussions, the Audit Committee recommended to the Board that the Fund's audited financial statements be included in the Fund's 2002 Annual Report to Shareholders for the year ended December 31, 2002 and it was mailed to shareholders and filed with the SEC.

       SUBMITTED BY THE AUDIT COMMITTEE OF THE FUND'S BOARD OF DIRECTORS

                                Enrique R. Arzac
                                James J. Cattano
                                George W. Landau

                              INDEPENDENT AUDITORS

    At a meeting held on February 14, 2003, the Board, including the independent Directors, approved the selection of PwC for the fiscal year ending
December 31, 2003. PwC has been the Fund's independent auditors since the Fund commenced operations and has informed the Fund that it has no material direct or indirect financial interest in the Fund. A representative of PwC will be available by telephone at the Meeting and will have the opportunity to make a statement if the representative so desires and will be available to respond to appropriate questions.

    The following table shows the aggregate fees PwC billed to the Fund, to CSAM and to any entity controlling, controlled by or under common control with CSAM that provides services to the Fund for their professional services rendered for the fiscal year ended December 31, 2002.

                                                                              CSAM AND
                                                                FUND     CERTAIN AFFILIATES
                                                              --------   ------------------
Audit Fees..................................................  $44,600         $      0
Financial Information Systems Design and Implementation
  Fees......................................................  $     0         $      0
All Other Fees..............................................  $ 8,200         $738,000

                                  COMPENSATION

    The following table shows certain compensation information for the Directors for the fiscal year ended December 31, 2002. All officers of the Fund are employees of and are compensated by CSAM.

None of the Fund's executive officers or Directors who are also officers or directors of CSAM received any compensation from the Fund for such period. The Fund has no bonus, profit sharing, pension or retirement plans.

                                                         AGGREGATE     TOTAL COMPENSATION FROM
                                                        COMPENSATION    FUND AND FUND COMPLEX
NAME OF DIRECTOR                                         FROM FUND       PAID TO DIRECTORS*
----------------                                        ------------   -----------------------
INDEPENDENT DIRECTORS
Enrique R. Arzac......................................     $9,500              $83,500
James J. Cattano......................................     $9,500              $35,500
George W. Landau......................................     $9,500              $43,000

INTERESTED DIRECTOR
William W. Priest, Jr.................................     $    0              $     0

-------------------

* 54 funds comprise the Fund Complex. See the "Directors" table for the number of funds each Director serves.

    THE FUND'S BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE FUND'S NOMINEES FOR DIRECTOR.

                             ADDITIONAL INFORMATION

BENEFICIAL OWNERS

    The following table shows certain information concerning persons who may be deemed beneficial owners of 5% or more of the Shares of the Fund because they possessed or shared voting or investment power with respect to the Shares:

                                                               NUMBER OF SHARES     PERCENT
NAME AND ADDRESS                                              BENEFICIALLY OWNED   OF SHARES
----------------                                              ------------------   ---------
Deutsche Bank AG*...........................................          724,101         5.3%
  Taunusanlage 12, D-60325
  Frankfurt am Main
  Federal Republic of Germany

Administradora de Fondos de Pensiones Provida, S.A.**.......        2,374,199       23.41%
  Avenida Pedro de Valdivia 100
  Santiago, Chile

A.F.P. Habitat S.A.***......................................        2,374,199       23.41%
  Avenida Providencia 1909 Piso 9 - Providencia
  Santiago, Chile

------------------------

*   As stated in Schedule 13G filed with the SEC on February 5, 2003.

**  As stated in Schedule 13D filed with the SEC on August 8, 2003.

*** As stated in Schedule 13D filed with the SEC on August 11, 2003.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act require the Fund's officers and Directors, certain officers and directors of the investment adviser, affiliated persons of the investment adviser, and persons who beneficially own more than 10% of the Fund's Shares to file reports of ownership with the SEC and the Fund.

    Based solely upon its review of the copies of such forms received by it and written representations from such persons, the Fund believes that, for the fiscal year ended December 31, 2002, all filing requirements applicable to such persons were complied with except for the following:

    Enrique R. Arzac: A Form 4 was not timely filed to report his purchase of shares of the Fund on July 22, 2002. A Form 4 was filed on August 29, 2002 to report this event. A Form 4 was not timely filed to report his purchase of shares of the Fund on December 18, 2002. A Form 4 was filed on December 23, 2002 to report this event.

    James J. Cattano: A Form 4 was not timely filed to report his purchase of shares of the Fund on January 16, 2002 and on July 22, 2002. A Form 4 was filed on August 29, 2002 to report these events.

    George W. Landau: A Form 4 was not timely filed to report his purchase of shares of the Fund on January 16, 2002 and on July 22, 2002. A Form 4 was filed on August 29, 2002 to report these events. A Form 4 was not timely filed to report his purchase of shares of the Fund on December 18, 2002. A Form 4 was filed on December 23, 2002 to report this event.

    Laurence R. Smith: A Form 3 was not timely filed to report his appointment as Chairman of the Fund on May 13, 2002. A Form 3 was filed on March 20, 2003 to report this event.

SHAREHOLDER PROPOSALS

    Pursuant to Rule 14a-8 under the 1934 Act, for a shareholder proposal to be considered for inclusion in the Fund's proxy material relating to its 2004 annual meeting of shareholders, the shareholder proposal must be received by the Fund a reasonable time before the Fund begins to print and mail its proxy materials for the 2004 annual meeting which is expected to be on or about February 15, 2004. The shareholder proposal, including any accompanying supporting statement, may not exceed 500 words. A shareholder desiring to submit a proposal must be a record or beneficial owner of Shares with a market value of at least $2,000 and must have held such Shares for at least one year. Further, the shareholder must continue to hold such Shares through the date on which the meeting is held. Documentary support regarding the foregoing must be provided along with the proposal. There are additional requirements regarding proposals of shareholders, and a shareholder contemplating submission of a proposal is referred to Rule 14a-8 promulgated under the 1934 Act. The timely submission of a proposal does not guarantee its inclusion in the Fund's proxy materials.

    Pursuant to the By-laws of the Fund, at any annual meeting of the shareholders, only such business will be conducted as has been properly brought before the annual meeting. To be properly brought before the annual meeting, the business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board, (ii) otherwise properly brought before the meeting by or at the direction of the Board, or
(iii) otherwise properly brought before the meeting by a shareholder.

    For business to be properly brought before the annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Fund. To be timely, any such notice must be delivered to or mailed and received at The Chile Fund, Inc. c/o Credit Suisse Asset Management, LLC, 466 Lexington Avenue, 16th Floor, New York, NY 10017 not later than 45 days before the date in the then current year corresponding to the date on which the Fund first mailed its notice and proxy materials for the annual meeting held in the prior year; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the preceding year's annual meeting, notice by such shareholder to be timely must be so received not later than the close of business on the 10th day following the day on which notice or public announcement of the date of such meeting was given or made. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a shareholder's notice as described above.

    Any such notice by a shareholder shall set forth as to each matter the shareholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Fund's books, of the shareholder proposing such business,
(iii) the class and number of shares of the capital stock of the Fund which are beneficially owned by the shareholder, (iv) a representation that the shareholder is a holder of record of shares of the Fund entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to present such business, (v) whether the shareholder intends or is part of a group which intends to solicit proxies from other shareholders in support of such business and (vi) any material interest of the shareholder in such business.

    The Fund may exercise discretionary voting authority with respect to any shareholder proposals for the 2004 annual meeting of shareholders not included in the proxy statement and form of proxy which are not submitted to the Fund within the time-frame indicated above. Even if timely notice is received, the Fund may exercise discretionary voting authority in certain other circumstances. Discretionary voting authority is the ability to vote proxies that shareholders have executed and returned to the Fund on matters not specifically reflected on the form of proxy.

    SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE ANNUAL MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

OTHER BUSINESS

    Management knows of no business to be presented at the Meeting, other than the matters set forth in this Proxy Statement, but should any other matter requiring the vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interests of the Fund.

    THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT AND ANY MORE RECENT SEMI-ANNUAL REPORT TO A SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE FUND BY CALLING 1-800-293-1232, BY WRITING TO THE CHILE FUND, INC. C/O CREDIT SUISSE ASSET MANAGEMENT, LLC AT 466 LEXINGTON AVENUE, 16TH FLOOR, NEW YORK, NEW YORK 10017, OR AT THE WEBSITE OF CREDIT SUISSE ASSET MANAGEMENT, LLC AT WWW.CSAM-AMERICAS.COM. THESE REQUESTS WILL BE HONORED WITHIN THREE BUSINESS DAYS OF RECEIPT.

                                                THE CHILE FUND, INC.

                 ---------------------------------------------------------------

                                                 SEPTEMBER 26, 2003

3911-PS-03

                                  [PROXY CARD]
                              THE CHILE FUND, INC.
                              466 Lexington Avenue
                                   16th Floor
                            New York, New York 10017

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

I hereby appoint Michael A. Pignataro and Hal Liebes, each with the power of substitution, as proxies for the undersigned to vote the shares of The Chile Fund, Inc. (the "Fund") as to which I am entitled to vote, as shown on the reverse side, at the Annual Meeting of Shareholders of the Fund (the "Meeting") to be held on Friday, September 26, 2003, at 1:00 p.m., Eastern Time, at the offices of the Fund, 466 Lexington Avenue, 16th Floor, New York, New York 10017, and any adjournments thereof.

                                 [REVERSE SIDE]

/X/    PLEASE MARK VOTES
       AS IN THIS EXAMPLE

                              THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY
                                     RECOMMENDS A VOTE FOR PROPOSAL 1.

    THIS PROXY WHEN        1)  Election of the following nominees as Director:
   PROPERLY EXECUTED           Nominees: (01) Enrique R. Arzac (three-year term)
  WILL BE VOTED IN THE                   (02) Joseph D. Gallagher (three-year term)
    MANNER DIRECTED                      (03) Steven N. Rappaport (two-year term)
     HEREIN BY THE
      UNDERSIGNED              / / FOR the nominees listed above (except as marked to the contrary above)
   SHAREHOLDER. IF NO
DIRECTION IS MADE, THIS        / / WITHHOLD AUTHORITY to vote for the nominees listed above
  PROXY WILL BE VOTED
   "FOR" PROPOSAL 1.           (INSTRUCTION: To withhold authority for any individual nominee, strike a line through such individual's name above.)

                           2)  To transact such other business as may properly come before the Meeting or any adjournment thereof.

                                        MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT
                                        / /

Please sign exactly as name appears at left. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Signature:                        Date:
           -------------------          --------


Signature:                        Date:
           -------------------          --------


DETACH CARD

                                        2